EXHIBIT (4)

PREFERRED STOCK CERTIFICATE


INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA (top middle of certificate)

[Preferred Stock Number]  (Far left side of certificate)


PREFERRED STOCK



Network Systems International, Inc. logo  (Middle of certificate)


[Number of Shares]  (Far right side of certificate)



CUSIP 64121L  20  2

SEE REVERSE SIDE FOR CERTAIN
DEFINITIONS AND NOTICE OF
DENIAL AND PREEMPTIVE RIGHTS



THIS CERTIFIES THAT



is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $.001 EACH, OF THE
                      SERIES A PREFERRED STOCK OF

                  NETWORK SYSTEMS INTERNATIONAL, INC.

    a corporation organized under the laws of the State of Nevada, transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Articles of Incorporation and Bylaws of the Corporation and all amendments thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
       WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:


SECRETARY                     Corporate Seal
PRESIDENT


(This information is on the right side of the front of the certificate) Countersigned and Registered:
American Stock Transfer & Trust Company
(New York, New York)
Transfer Agent and Registrar

By:

Authorized Signature
NETWORK SYSTEMS INTERNATIONAL, INC.

The Articles of Incorporation of the Corporation on file in the office of the Secretary of State of Nevada set forth (a) the aggregate number of shares and the par value of each class of capital shares that the Corporation is authorized to issue, together with the designations, preferences, limitations and relative rights of each such class; (b) a statement of the authority vested in the Board of Directors to establish series and to fix and determine the variations in the relative rights and preferences between any such series of the Preferred Stock so established; (c) a denial of preemptive rights of the shareholders to acquire additional unissued or treasury shares of the Corporation; and (d) a denial of cumulative voting at any meeting of the shareholders for electing directors. The Corporation will furnish a copy of such statement to the record holder of this certificate without charge upon written request to the Corporation at its registered office.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM     - as tenants in common
TEN ENT     - as tenants by the entireties
JT TEN      - as joint tenants with right of
            survivorship and not as tenants
            in common

UNIF GIFT MIN ACT . .  . . .  Custodian . . .. . . . . . . . . . . .
                      (Cust)               (Minor)
under Uniform Gifts to Minors
Act . . . . . . . . . . . . . . . . . . . . . .
       (State)
       Additional abbreviations may also be used though not in the above list

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



For value received ______ hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


______________________________________________________________________
____________________________________    Shares
of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________
______________   Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated  ___________________________

NOTICE:
THE SIGNATURE(S) TO THIS         X    ______________________
ASSIGNMENT MUST CORRESPOND            (SIGNATURE)
WITH THE NAME(S) AS WRITTEN      X
UPON THE FACE OF THE                  ___________________________
CERTIFICATE IN EVERY                  (SIGNATURE)
PARTICULAR WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE
WHATEVER


                                 THE SIGNATURE(S) SHOULD BE
                                 GUARANTEED BY AN "ELIGIBLE
                                 GUARANTOR INSTITUTION" AS DEFINED
                                 IN RULE 17Ad-15  UNDER THE
                                 SECURITIES EXCHANGE ACT OF 1934, AS
                                 AMENDED.
                                 SIGNATURE(S) GUARANTEED BY:




THE BOARD OF DIRECTORS OF NETWORK SYSTEMS INTERNATIONAL, INC. HAS THE AUTHORITY TO ISSUE SHARES OF CAPITAL STOCK IN ONE OR MORE CLASSES OR SERIES AND TO FIX AND DETERMINE THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH SUCH CLASS OR SERIES OF CAPITAL STOCK SO ISSUED. A STATEMENT OF ALL THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH SUCH CLASS OR SERIES OF CAPITAL STOCK, TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED BY THE BOARD OF DIRECTORS, SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA. A COPY OF SUCH STATEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO NETWORK SYSTEMS INTERNATIONAL, INC. AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.